UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2007

                                SOURCEFIRE, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           1-33350                                        52-2289365
    (Commission File No.)                     (IRS Employer Identification No.)

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                            9770 Patuxent Woods Drive
                            Columbia, Maryland 21046

             (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 410-290-1616

         (Former name or former address, if changed since last report.)
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 17, 2007 the Company announced that it has acquired the ClamAV open source network anti-virus project. A press release announcing the acquisition is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

On August 17, 2007, the Company posted a series of frequently asked questions (the "FAQs") concerning the acquisition of ClamAV on the Company's website at www.sourcefire.com. The FAQs are filed as Exhibit 99.2 hereto and are incorporated by reference herein. No other information contained on, or accessible through, the Company's website is part of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

                 Exhibit
                 Number                   Exhibit Description
            ------------------ -------------------------------------------------
                    99.1 Press Release, dated August 17, 2007, "Sourcefire Acquires ClamAV Open Source Network Anti-virus Project."

                    99.2       Frequently Asked Questions.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 17, 2007                           SOURCEFIRE, INC.


                                                 By:     /s/ E. Wayne Jackson
                                                    ----------------------------
                                                         E. Wayne Jackson
                                                         Chief Executive Officer

                                  EXHIBIT INDEX

                 Exhibit
                 Number                   Exhibit Description
            ------------------ -------------------------------------------------
                    99.1 Press Release, dated August 17, 2007, "Sourcefire Acquires ClamAV Open Source Network Anti-virus Project."

                    99.2       Frequently Asked Questions.